UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 17, 2008
BANCTRUST FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Alabama	0-15423	63-0909434

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation or organization)		No.)

100 St. Joseph Street, Mobile, Alabama	36602

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (251) 431-7800
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02. Unregistered Sales of Equity Securities
Item 3.03. Material Modification to Rights of Security Holders
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.1
EX-4.1
EX-4.2
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6
EX-10.7
EX-10.8
EX-10.9
EX-10.10
EX-10.11
EX-10.12

Item 1.01 Entry into a Material Definitive Agreement.
     On December 19, 2008, as part of the United States Department of the Treasury’s (the “UST’s”) Capital Purchase Program (the “CPP”), BancTrust Financial Group, Inc. (the “Company”) entered into a Letter Agreement with the UST. Pursuant to the Securities Purchase Agreement – Standard Terms (the “Securities Purchase Agreement”) attached to the Letter Agreement, the Company agreed to sell 50,000 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Senior Preferred Stock”), having a liquidation amount per share of $1,000, for total proceeds of $50,000,000. The Senior Preferred Stock will qualify as Tier 1 capital and provide for cumulative compounding dividends at a rate of 5% per year for the first five years and 9% per year thereafter. The Company may not redeem the Senior Preferred Stock during the first three years except with the proceeds from one or more “Qualified Equity Offerings” (as defined in the Amendment to the Company’s Amended and Restated Articles of Incorporation described in Item 5.03). After three years, the Company may redeem shares of the Senior Preferred Stock for the liquidation amount of $1,000 per share, plus any accrued and unpaid dividends.
     While any Senior Preferred Stock is outstanding, the Company may pay dividends on its common stock, $0.01 par value per share (the “Common Stock”), and redeem or repurchase its Common Stock, provided that all accrued and unpaid dividends for all past dividend periods on the Senior Preferred Stock are fully paid. Prior to the third anniversary of the UST’s purchase of the Senior Preferred Stock, unless the Senior Preferred Stock has been redeemed or the UST has transferred all of the Senior Preferred Stock to third parties, the consent of the UST will be required for the Company to (1) increase its Common Stock dividend from its current quarterly amount of $0.13 per share or (2) repurchase its Common Stock or other equity or capital securities, other than in connection with benefit plans consistent with past practice and certain other circumstances specified in the Securities Purchase Agreement. The Senior Preferred Stock will be non-voting except for class voting rights on matters that would adversely affect the rights of the holders of the Senior Preferred Stock. The Letter Agreement, including the Securities Purchase Agreement attached thereto, is attached as Exhibit 10.1 hereto and is incorporated herein by reference.
     As a condition to participating in the CPP, the Company issued to the UST a warrant (the “Warrant”) to purchase 730,994 shares (the “Warrant Shares”) of the Company’s Common Stock, at an initial exercise price of $10.26 per share. The term of the Warrant is ten years. The Warrant will not be subject to any contractual restrictions on transfer, provided that the UST may not transfer a portion or portions of the Warrant with respect to, or exercise the Warrant for, more than one-half of the initial Warrant Shares prior to the earlier of (a) the date on which the Company has received aggregate gross proceeds of at least $50,000,000 from one or more Qualified Equity Offerings, and (b) December 31, 2009. If the Company completes one or more Qualified Equity Offerings on or prior to December 31, 2009 that result in the Company receiving aggregate gross proceeds equal to at least $50,000,000, then the number of Warrant Shares will be reduced to 50% of the original number of Warrant Shares. The Warrant provides for the adjustment of the exercise price and the number of Warrant Shares issuable upon exercise pursuant to customary anti-dilution provisions, such as upon stock splits or distributions of securities or other assets to holders of the Company’s Common Stock, and upon certain issuances of the Company’s Common Stock at or below a specified price range relative to the initial exercise price. Pursuant to the Securities Purchase Agreement, the UST has agreed not to exercise voting power with respect to any shares of Common Stock issued upon exercise of the Warrant. The Warrant is attached as Exhibit 4.1 hereto and is incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
     The information set forth above under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference. The Senior Preferred Stock and the Warrant were issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.
Item 3.03. Material Modification to Rights of Security Holders.
     Prior to the third anniversary of the UST’s purchase of the Senior Preferred Stock, unless the Senior Preferred Stock has been redeemed or the UST has transferred all of the Senior Preferred Stock to third parties, the consent of the UST will be required for the Company to (1) increase its Common Stock dividend from its current quarterly amount of $0.13 per share or (2) repurchase its Common Stock or other equity or capital securities, other than in connection with benefit plans consistent with past practice and certain other circumstances specified in the Securities Purchase Agreement.
     Furthermore, under the Amendment to the Company’s Amended and Restated Articles of Incorporation described in Item 5.03, the Company’s ability to declare or pay dividends or repurchase its Common Stock or other equity or capital securities will be subject to restrictions in the event the Company fails to declare and pay (or set aside for payment) full dividends on the Senior Preferred Stock.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Pursuant to the Securities Purchase Agreement, until the UST no longer owns any shares of the Senior Preferred Stock, the Warrant or Warrant Shares, the Company’s employee benefit plans and other executive compensation arrangements for its top five senior executive officers (the “Senior Executive Officers”) must continue to comply in all respects with Section 111(b) of the Emergency Economic Stabilization Act of 2008 (the “EESA”) and the UST’s rules. Each of the Company’s Senior Executive Officers executed a waiver pursuant to the terms of the Securities Purchase Agreement. A form of the waiver is attached as Exhibit 10.2 hereto and is incorporated herein by reference.
     Each of the Company’s Senior Executive Officers entered into a letter agreement with the Company for the purpose of amending each Senior Executive Officer’s compensation, bonus, incentive and other benefit plans, arrangements and agreements in order to comply with executive compensation and corporate governance requirements of Section 111(b) of the EESA. A form of the letter agreement is attached as Exhibit 10.3 hereto and is incorporated herein by reference.
     On December 18, 2008, the Company entered into new Change in Control Compensation Agreements for five of the Company’s named executive officers, W. Bibb Lamar, Jr., F. Michael Johnson, Michael D. Fitzhugh, Bruce C. Finley, Jr. and Edward T. Livingston. The Company revised these agreements in response to Section 409A of the Internal Revenue Code of 1986, as

amended, which imposed new requirements on nonqualified deferred compensation plans, and to make other changes deemed necessary or desirable by the Company’s compensation committee. The material changes from the executives’ previous agreements are as follows:
•	The cash payment to which each of the executives except Mr. Livingston would be entitled if payment rights under any of the agreements were triggered changed from three times average annual earnings based on average compensation over a specified time period to three times the sum of annualized compensation for the year prior to the year in which the payment rights are triggered (as adjusted for any increase during that year that was expected to continue indefinitely if the termination event had not occurred).

•	The cash payment to which Mr. Livingston would be entitled if his payment rights under the agreement were triggered changed from one and one-half times average annual earnings based on average compensation over a specified time period to two times the lesser of (i) the sum of Mr. Livingston’s annualized compensation for the year prior to the year in which the payment rights are triggered (as adjusted for any increase during that year that was expected to continue indefinitely if the termination event had not occurred) and (ii) the maximum amount that may be taken into consideration under a qualified plan pursuant to Section 401(a)(17) of the Internal Revenue Code of 1986, as amended.

•	The Company was added as a party. Formerly, these agreements were between the executive and the subsidiary bank that employed the executive, and the Company was not a party.

•	The termination events triggering payment rights pursuant to the agreements were modified as follows:
o	In order for termination by the Company to trigger payment rights, the executive now must be willing and able to continue his employment with the Company. The previous agreements contained no such requirement. Also, the “Normal Retirement Date” definition was revised to correspond to the statutes and regulations governing Social Security benefits.

o	In order for termination by an executive for good cause to trigger payment rights, the executive must now terminate his employment within 120 days after the occurrence of any triggering event and must give notice and an opportunity for the Company to cure the issue. The previous agreements did not specify a deadline by which an executive must exercise this right after a triggering event.

o	A reduction in an executive’s responsibilities and position was eliminated as a triggering event.

o	In order for termination by an executive following a reduction in compensation to trigger payment rights, the reduction now must be a material reduction in an executive’s base salary or a material reduction in executive’s total annual compensation reported by the Company on Form W-2. In the previous agreements, a reduction in base salary that did not qualify as a reduction in total annual compensation was not a triggering event, and a reduction in total annual compensation did not have to be material.
•	The cap on the payment rights under the agreements due to Section 162(m) of the Internal Revenue Code of 1986, as amended, was eliminated.

•	The time and form of payment was changed from an election of either installments or one lump sum payment, as elected by the executive, to one lump sum payable 15 days after the termination event occurs.

•	The old agreements provided for the right of each executive to continuing coverage under all of the Company’s benefit plans existing at the time of termination for the three-year period following the executive’s termination to the extent continuing coverage was permitted under each benefit plan. Under the new agreements, each executive is entitled to receive reimbursement for COBRA premiums paid by such executive during the executive’s applicable COBRA continuation period.

•	Nonsolicitation covenants were added.

•	Certain other changes were made to exempt the agreements from the application of Section 409A.
The new Change in Control Compensation Agreements will take effect on January 1, 2009. Copies of the revised Change in Control Compensation Agreements are attached hereto as Exhibits 10.4, 10.5, 10.6, 10.7 and 10.8.
     On December 17, 2008, the Company amended several of its agreements with officers and directors of the Company to bring the agreements into compliance with, or exempt them from, the new requirements imposed on deferred compensation arrangements by Section 409A of the Internal Revenue Code of 1986, as amended. The material changes to each of these plans are as follows:
•	The 2001 Equity Incentive Compensation Plan (the “2001 Plan”) was amended and restated effective as of December 17, 2008 as follows:
o	The name “South Alabama Bancorporation, Inc.” (the Company’s former name) was changed to “BancTrust Financial Group, Inc.”

o	Section 1.2(h) was revised to use a definition of “fair market value” that is consistent with that required by Section 409A.

o	Section 1.2(v) was revised to make sure the definition of “subsidiary corporation” would qualify as an eligible issuer of service recipient stock under Section 409A.

o	Section 1.4(a)(6) was added to allow the Board of Directors the authority to determine whether the Supplemental Stock Options, Stock Appreciation Rights and Restricted Stock Awards (each as defined in the 2001 Plan) are exempt from the application of Section 409A or are in compliance with Section 409A.

o	Section 2.2(j) was added to provide that non-qualified stock options cannot be issued with an option price less than fair market value on the date of grant.

o	Section 2.4 was revised to make it clear that any modifications of options should not cause the exemption from Section 409A for non-discounted stock options to be lost or violate any requirements under Section 409A.

o	Section 4.2(a)(5) was added to provide that if a Restricted Stock Award provides for a delayed delivery date of the shares awarded pursuant thereto (i.e., a restricted stock unit), such delayed delivery date shall be in compliance with Section 409A.

o	Section 5.1(a) was revised to make it clear that any adjustment should not cause any of the exemptions from Section 409A to be lost or violate any requirements under Section 409A.

o	Section 5.10 was added to the 2001 Plan to (i) expressly state that the Plan is subject to Section 409A and that no payments will be accelerated or decelerated unless allowed by Section 409A, and (ii) to allow the Company to modify the 2001 Plan in the future if necessary to maintain compliance with Section 409A.
A copy of the 2001 Plan is attached as Exhibit 10.9 hereto and is incorporated herein by reference.
•	The form of Nonqualified Supplemental Stock Option Agreement was also amended effective as of December 17, 2008 in similar respects. A form of the Nonqualified Supplemental Stock Option Agreement is attached as Exhibit 10.10 hereto and is incorporated herein by reference.
•	The Amended and Restated Directors Deferred Compensation Plan (the “DDCP”) was amended effective as of January 1, 2009 to cause the DDCP to comply with the requirements of Section 409A and to resolve certain discrepancies between the terms of the DDCP and the Rabbi Trust (as defined below). A copy of the newly Amended and Restated DDCP is attached as Exhibit 10.11 hereto and is incorporated herein by reference.
•	The Amended and Restated Deferred Stock Trust Agreement for Directors of BancTrust (the “Rabbi Trust”) was amended effective as of January 1, 2009 to cause the Rabbi Trust to comply with the requirements of Section 409A and to resolve certain discrepancies between the terms of the DDCP and the Rabbi Trust. A copy of the newly Amended and Restated Rabbi Trust is attached as Exhibit 10.12 hereto and is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 17, 2008, the Company filed Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation with the Office of the Judge of Probate of Mobile County, Alabama, which (1) created, and designated a series of the Company’s authorized but unissued preferred stock as, “Fixed Rate Cumulative Perpetual Preferred Stock, Series A,” (2) authorized 50,000 shares of Senior Preferred Stock and (3) set forth the voting and other powers, designations, preferences and relative, participating, option or other rights, and the qualifications, limitations or restrictions thereof, of the Senior Preferred Stock.
     The Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation are attached as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 3.1	Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation

Exhibit 4.1	Warrant for Purchase of Shares of Common Stock

Exhibit 4.2	Form of Certificate for the Senior Preferred Stock

Exhibit 10.1	Letter Agreement, dated December 19, 2008, between the Company and the UST, including the Securities Purchase Agreement attached thereto

Exhibit 10.2	Form of Waiver, executed by each of W. Bibb Lamar, Jr., F. Michael Johnson, Michael D. Fitzhugh, Bruce C. Finley, Jr. and Edward T. Livingston

Exhibit 10.3	Form of letter agreement, executed by each of W. Bibb Lamar, Jr., F. Michael Johnson, Michael D. Fitzhugh, Bruce C. Finley, Jr. and Edward T. Livingston

Exhibit 10.4	Change in Control Compensation Agreement dated as of January 1, 2009, between BancTrust Financial Group, Inc., BankTrust and W. Bibb Lamar, Jr.

Exhibit 10.5	Change in Control Compensation Agreement dated as of January 1, 2009, between BancTrust Financial Group, Inc., BankTrust and F. Michael Johnson

Exhibit 10.6	Change in Control Compensation Agreement dated as of January 1, 2009, between BancTrust Financial Group, Inc., BankTrust and Michael D. Fitzhugh

Exhibit 10.7	Change in Control Compensation Agreement dated as of January 1, 2009, between BancTrust Financial Group, Inc., BankTrust and Bruce C. Finley, Jr.

Exhibit 10.8	Change in Control Compensation Agreement dated as of January 1, 2009, between BancTrust Financial Group, Inc., BankTrust and Edward T. Livingston

Exhibit 10.9	Amended and Restated 2001 Executive Compensation Plan

Exhibit 10.10	Form of Nonqualified Supplemental Stock Option Agreement

Exhibit 10.11	Amendment to the Amended and Restated Director Deferred Compensation Plan

Exhibit 10.12	Amendment to the Amended and Restated Deferred Stock Trust Agreement for Directors of BancTrust

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANCTRUST FINANCIAL GROUP, INC.
DATE: December 23, 2008	By:	/s/ F. Michael Johnson
F. Michael Johnson
Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

EXHIBIT
NUMBER	NAME OF EXHIBIT

3.1	Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation

4.1	Warrant for Purchase of Shares of Common Stock

4.2	Form of Certificate for the Senior Preferred Stock

10.1	Letter Agreement, dated December 19, 2008, between the Company and the UST, including the Securities Purchase Agreement attached thereto

10.2	Form of Waiver, executed by each of W. Bibb Lamar, Jr., F. Michael Johnson, Michael D. Fitzhugh, Bruce C. Finley, Jr. and Edward T. Livingston

10.3	Form of letter agreement, executed by each of W. Bibb Lamar, Jr., F. Michael Johnson, Michael D. Fitzhugh, Bruce C. Finley, Jr. and Edward T. Livingston

10.4	Change in Control Compensation Agreement dated as of January 1, 2009, between BancTrust Financial Group, Inc., BankTrust and W. Bibb Lamar, Jr.

10.5	Change in Control Compensation Agreement dated as of January 1, 2009, between BancTrust Financial Group, Inc., BankTrust and F. Michael Johnson

10.6	Change in Control Compensation Agreement dated as of January 1, 2009, between BancTrust Financial Group, Inc., BankTrust and Michael D. Fitzhugh

10.7	Change in Control Compensation Agreement dated as of January 1, 2009, between BancTrust Financial Group, Inc., BankTrust and Bruce C. Finley, Jr.

10.8	Change in Control Compensation Agreement dated as of January 1, 2009, between BancTrust Financial Group, Inc., BankTrust and Edward T. Livingston

10.9	Amended and Restated 2001 Executive Compensation Plan

10.10	Form of Nonqualified Supplemental Stock Option Agreement

10.11	Amendment to the Amended and Restated Director Deferred Compensation Plan

10.12	Amendment to the Amended and Restated Deferred Stock Trust Agreement for Directors of BancTrust